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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 2004

                              Federal Screw Works
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               (Exact name of Registrant as Specified in Charter)

                                    Michigan
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                 (State or Other Jurisdiction of Incorporation)

                      0-1837                    38-0533740
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           (Commission File Number)   (IRS Employer Identification No.)

             20229 Nine Mile Road, St. Clair Shores, Michigan 48080
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              (Address of Principal Executive Offices) (Zip Code)

              Registrant's telephone number, including area code: 586-443-4200

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ITEM  7.    FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibit 14.1       Code of Business Conduct and Ethics.


ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE DOC OF ETHICS.

      On April 23, 2004, the Board of Directors of Federal Screw Works (the "Company") approved and adopted a Code of Business Conduct and Ethics for the Company (the "Code of Ethics") which is intended, among other things, to satisfy both the requirements of the code of ethics definition set forth in Item 406(b) of Regulation S-K and the new NASDAQ corporate governance rules regarding a company's code of conduct. The Code of Ethics applies to all of the Company's directors, officers and employees. A copy of the Code of Ethics is attached hereto as Exhibit 14.1.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FEDERAL SCREW WORKS

Date:  May 03, 2004                    By: /s/  W.T. ZurSchmiede, Jr.
                                           ---------------------------------
                                           W. T. ZurSchmiede, Jr.
                                           Chairman, CFO and Secretary

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                               Index of Exhibits

Exhibit No.              Description

14.1                     Code of Business Conduct and Ethics.